                                                              Exhibit 99.T3E.2

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF OHIO
                               WESTERN DIVISION

In re                               )
EAGLE-PICHER INDUSTRIES,            )
INC., et al.,                       )
              Debtors.              )
                                    )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

                               MASTER BALLOT FOR
             ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                          9.5% SINKING FUND DEBENTURES

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Master Ballot.

This Master Ballot for the 9.5% Sinking Fund Debentures of Eagle-Picher Industries, Inc. ("9.5% Sinking Fund Debentures") may not be used for any purpose other than for casting votes to accept or reject the Plan. This Master Ballot is to be used by brokers, proxy intermediaries, or other nominees for casting votes on behalf of beneficial owners of 9.5% Sinking Fund Debentures.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC., 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
EAGLE-PICHER BALLOT SOLICITATION GROUP), BY 5:00 P.M., CINCINNATI, OHIO TIME, ON NOVEMBER 4, 1996. OTHERWISE, THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

                                                                          20M-SF

ITEM 1. TABULATION OF VOTES WITH RESPECT TO THE PLAN.

Please note that each beneficial owner of 9.5% Sinking Fund Debentures that votes must vote its entire claim. Accordingly, for purposes of tabulating the vote, each voting beneficial owner should be deemed to have voted the full amount of its claim as of September 5, 1996 (the "Voting Record Date"), as shown by your records. A ballot received from a beneficial owner that partially accepts and partially rejects the Plan should not be counted.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of 9.5% Sinking Fund Debentures in the aggregate principal amount of
 $
as identified by the respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes to ACCEPT the Plan.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of 9.5% Sinking Fund Debentures in the aggregate principal amount of
 $
as identified by the respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes to REJECT the Plan.

ITEM 2. BENEFICIAL OWNER INFORMATION.

The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of 9.5% Sinking Fund Debentures, as identified by their respective customer account numbers and dollar amounts of 9.5% Sinking Fund Debentures that have delivered ballots for 9.5% Sinking Fund Debentures to the undersigned.

(Please complete Table A or attach the information requested by this Item 2 in the format of Table A.)

                                                                          20M-SF

ITEM 3. ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.

The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each ballot for 9.5% Sinking Fund Debentures received from a beneficial owner.

(Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)

ITEM 4. CERTIFICATIONS.
By signing this Master Ballot, the undersigned certifies as follows:

(1) Each beneficial owner of 9.5% Sinking Fund Debentures whose vote is being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement and all related solicitation materials.

(2) A record of the ballots received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Court) until one year after the confirmation of the Plan (or as modified by subsequent Court order).

(3) The undersigned is the registered or record owner of the 9.5% Sinking Fund Debentures set forth in Item 1 and/or has full power and authority to vote to accept or reject the Plan.

NAME OF RECORD OR REGISTERED HOLDER:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________


                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20M-SF

                                    TABLE A
                          BENEFICIAL OWNER INFORMATION

                        BALLOTS VOTED TO ACCEPT THE PLAN

 ____________________________________________________________________________________________
|                                              |              DOLLAR AMOUNT OF 9.5%          |
|                                              |             SINKING FUND DEBENTURES         |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                        BALLOTS VOTED TO REJECT THE PLAN

 ____________________________________________________________________________________________
|                                              |              DOLLAR AMOUNT OF 9.5%          |
|                                              |             SINKING FUND DEBENTURES         |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                                                                          20M-SF

                                    TABLE B
      TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BENEFICIAL OWNER BALLOTS
                        (USE EXTRA SHEETS IF NECESSARY)

 _________________________________________________________________________________________________________________________
|                |    CUSTOMER      |                    |                     |       PORT          |                    |
|  YOUR CUSTOMER |    ACCOUNT #     |  9.5% SINKING FUND |    HENRY COUNTY     |    DEVELOPMENT      |  MANSFIELD, OHIO   |
|    ACCOUNT #   | OF OTHER ACCOUNT |      DEBENTURES    | IDRBs (SERIES 1981) | IDRBs (SERIES 1980) |       IDRBs        |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  |                    |                     |                     |                    |
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|


 ___________________________________________________________
|                  |    CUSTOMER      |                     |
|   YOUR CUSTOMER  |    ACCOUNT #     |  OTHER UNSECURED    |
|     ACCOUNT #    | OF OTHER ACCOUNT |      CLAIMS         |
|__________________|__________________|_____________________|
|                  |                  |                     |
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|


                                                                        20M-SF

                         INSTRUCTIONS FOR MASTER BALLOT

     YOU SHOULD DELIVER THE FOLLOWING TO EACH BENEFICIAL OWNER FOR WHICH YOU HOLD 9.5% SINKING FUND DEBENTURES:

- Class 20 -- Unsecured Claims Ballot for 9.5% Sinking Fund Debentures, Ballot Code 20B-SF

- Disclosure Statement

- Postage-paid, return envelopes addressed to you (or, if the Unsecured Claims Ballot has been "prevalidated" by you, addressed to Hill and Knowlton).

     FOR UNSECURED CLAIMS BALLOTS (BALLOT CODE 20B-SF) RETURNED TO YOU, YOU MUST DO ONE OF THE FOLLOWING:

          (1) Forward completed Unsecured Claims Ballots directly to Hill and Knowlton, indicating the appropriate authority to vote on each such ballot submitted.

                                       OR

          (2) (a) Retain the Unsecured Claims Ballots in your files and transfer the requested information from each such ballot onto this Master Ballot. Keep any records of Unsecured Claims Ballots or other voting instructions received from beneficial owners until one year after the confirmation of the Plan (or as modified by subsequent Court order).

               (b) Complete and sign this Master Ballot. A computer-generated version of this Master Ballot containing the identical information requested in this Master Ballot and prepared by a bank, brokerage firm, or its agent may be signed instead of this Master Ballot.

               (c) Deliver this Master Ballot to Hill and Knowlton.

ALL BALLOTS SHOULD BE DELIVERED TO HILL AND KNOWLTON, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: EAGLE-PICHER SOLICITATION GROUP) BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

If you are both the registered owner and the beneficial owner of 9.5% Sinking Fund Debentures and you wish to vote on the Plan, you may return either a ballot (Ballot Code 20B-SF) or this Master Ballot (Ballot Code 20M-SF).

Multiple Master Ballots may be completed and delivered to Hill and Knowlton. Duplicative votes, however, will not be counted. If two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. Any later Master Ballots that are intended to supplement rather than replace earlier Master Ballots should be marked with the words "ADDITIONAL VOTES" or such other language that you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

                                                                          20M-SF

To complete the Master Ballot properly, please take the following steps:

ITEM 1:     Provide appropriate information for both items in Item 1 of the Master Ballot.
ITEM 2:     Complete this information for each voting beneficial owner for whom you hold 9.5%
            Sinking Fund Debentures. To identify beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner.
ITEM 3:     Transfer the information regarding additional votes provided in Item 3 of the
            Unsecured Claims Ballots (Ballot Code 20B-SF) to Item 3 of this Master Ballot.
ITEM 4:     (a) Sign and date this Master Ballot.
            (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity.
            (c) Fill in your name and mailing address.

IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL ONE YEAR AFTER THE CONFIRMATION OF THE PLAN (OR AS MODIFIED BY SUBSEQUENT COURT ORDER).

No fees or commissions or other remuneration will be payable to you for distributing the solicitation materials to your clients. Eagle-Picher Industries, Inc., however, upon request, will reimburse you for customary mailing and handling expenses incurred in forwarding the ballots and other enclosed materials to your clients.

                  PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!
                  -------------------------------------------
                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE PLAN PROPONENTS OR HILL AND KNOWLTON, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                                          20M-SF

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                                                )
EAGLE-PICHER INDUSTRIES,                             )
INC., et al.,                                        )
                                    Debtors.         )
                                                     )
------------------------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

        BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 - UNSECURED CLAIMS
                          9.5% SINKING FUND DEBENTURES

This Ballot is to be completed by beneficial owners of 9.5% Sinking Fund Debentures due March 1, 2017 issued by Eagle-Picher Industries, Inc. ("9.5% Sinking Fund Debentures"). Please complete, sign, and date this Ballot and promptly return it in the enclosed pre-addressed, postage-prepaid envelope. THE VOTING DEADLINE IS NOVEMBER 4, 1996, 5:00 P.M., CINCINNATI, OHIO TIME. If the enclosed return envelope is addressed to Hill and Knowlton, Hill and Knowlton must receive this Ballot by the Voting Deadline. If the enclosed return envelope is addressed to your broker or bank, you must return this Ballot before the Voting Deadline so that your broker or bank has enough time to complete and return a master ballot to Hill and Knowlton by the Voting Deadline. IF THIS BALLOT IS NOT TIMELY RECEIVED, YOUR VOTE WILL NOT BE COUNTED.

                 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT.

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

                                                                          20B-SF

ITEM 1. AMOUNT OF 9.5% SINKING FUND DEBENTURES.

As of September 5, 1996 (the "Voting Record Date"), the undersigned is the registered record holder or the beneficial owner of 9.5% Sinking Fund Debentures in the following principal amount:
      $
If your 9.5% Sinking Fund Debentures are held by a bank or broker on your behalf and you do not know the amount, please contact your bank or broker immediately.

ITEM 2. YOUR VOTE ON THE PLAN.

You, as the beneficial owner of the 9.5% Sinking Fund Debentures described in
Item 1, vote on the Plan as follows (please check one box only):

     [ ]  ACCEPT

     [ ]  REJECT

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of sec. 1129(b) of the Code. THE VOTING DEADLINE IS 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

                                                                          20B-SF

ITEM 3. CERTIFICATION BY BENEFICIAL OWNER OF NO OTHER BALLOTS.

By completing and returning this Ballot, you, as beneficial owner of the securities listed in Item 1, certify that you have not submitted any other ballots relating to Class 20 under the Plan except as specified in the following table:

 ________________________________________________________________________________________________________________
|                              |                     |  ACCOUNT NUMBERS |                   |    NUMBER OF OTHER |
|     DESCRIPTION OF DEBT      |  NAMES OF HOLDERS** |  (IF APPLICABLE) |  PRINCIPAL AMOUNT |  BALLOTS SUBMITTED |
|______________________________|_____________________|__________________|___________________|____________________|
|                              |                     |                  |                   |                    |
| 9.5% SINKING FUND DEBENTURES |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| HENRY COUNTY DEVELOPMENT     |                     |                  |                   |                    |
| AUTHORITY IDRBs (SERIES      |                     |                  |                   |                    |
| 1981)                        |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| PORT DEVELOPMENT CORPORATION |                     |                  |                   |                    |
| IDRBs (SERIES 1980)          |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| MANSFIELD, OHIO IDRBs        |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| OTHER UNSECURED              |                     |                  |                   |                    |
| CLAIMS                       |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|

** Insert your name if the debt instrument is held by you in record name or, if held in street name, insert the name of your broker or bank (or agent thereof).

                                                                          20B-SF

ITEM 4. CERTIFICATION BY BENEFICIAL OWNER OF RECEIPT OF DISCLOSURE STATEMENT.

By completing and returning this Ballot, you, as the beneficial owner of the 9.5% Sinking Fund Debentures described in Item 1, certify that you have been provided with a copy of the Disclosure Statement and the exhibits thereto.

ITEM 5. CERTIFICATION BY BENEFICIAL OWNER OF AUTHORITY TO EXECUTE BALLOT.

By completing and returning this Ballot, you certify that you have full power and authority to vote to accept or reject the Plan and that you were the beneficial owner of the 9.5% Sinking Fund Debentures described in Item 1 on the Voting Record Date.

ITEM 6. CERTIFICATION BY BANK OR BROKER REGARDING "PREVALIDATED" BALLOTS.

If this Ballot has been "prevalidated" by a bank or broker, such bank or broker certifies that it held the 9.5% Sinking Fund Debentures described in Item 1 as the registered or record owner on the Voting Record Date.

NAME OF CREDITOR:

_________________________________________________________________________
                                (Print or Type)

By: ______________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: _______________________________________________________________

Title: ___________________________________________________________________
                                (If Appropriate)

Street Address: __________________________________________________________

__________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: ( ____ )________________________________________________

__________________________________________________________________________
    Social Security or Federal Tax I.D. No. (Optional)

Date Completed: __________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20B-SF

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

                               MASTER BALLOT FOR
             ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                       HENRY COUNTY DEVELOPMENT AUTHORITY
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                         (EAGLE-PICHER INDUSTRIES, INC.
                             PROJECT), SERIES 1981

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Master Ballot.

This Master Ballot for the Henry County Development Authority Industrial Development Revenue Bonds (Eagle-Picher Industries, Inc. Project), Series 1981 ("Henry County IRBs") may not be used for any purpose other than for casting votes to accept or reject the Plan. This Master Ballot is to be used by a trust company, bank, or other depositary having trust powers recognized by the Federal Reserve System of the United States (a "Depositary") for casting votes on behalf of beneficial owners of Henry County IRBs that are held by the Depositary on behalf of beneficial owners thereof.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC., 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
EAGLE-PICHER BALLOT SOLICITATION GROUP), BY 5:00 P.M., CINCINNATI, OHIO TIME, ON NOVEMBER 4, 1996. OTHERWISE, THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

                                                                          20M-HC

ITEM 1. TABULATION OF VOTES WITH RESPECT TO THE PLAN.

Please note that each beneficial owner of Henry County IRBs that votes must vote its entire claim. Accordingly, for purposes of tabulating the vote, each voting beneficial owner should be deemed to have voted the full amount of its claim as of the date on which this Master Ballot is completed, as shown by your records. A ballot received from a beneficial owner that partially accepts and partially rejects the Plan should not be counted.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Henry County IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to ACCEPT the Plan.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Henry County IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to REJECT the Plan.

ITEM 2. BENEFICIAL OWNER INFORMATION.

     The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of Henry County IRBs. Please follow the instructions relating to securities that have been "blocked" and those that have not been blocked.

     (Please complete Table A or attach the information requested by this Item 2 in the format of Table A.)

ITEM 3. ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.

     The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each ballot for the Henry County IRBs (Ballot Code 20B-HC) received from a beneficial owner.

     (Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)

                                                                          20M-HC

ITEM 4. CERTIFICATIONS.

By signing this Master Ballot, the undersigned certifies as follows:

(1) Each beneficial owner of the Henry County IRBs whose vote is being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement and all related solicitation materials.

(2) A record of the ballots received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Court) until one year after the confirmation of the Plan (or as modified by subsequent Court order).

(3) The undersigned has in its possession, as a Depositary, the Henry County IRBs set forth in Item 1 and/or has full power and authority to vote to accept or reject the Plan.

(4) The Henry County IRBs listed on Table A, the holders of which have been identified solely by account numbers, may not be withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan, until after entry of the order confirming the Plan.

NAME OF DEPOSITARY

_________________________________________________________________________
                                (Print or Type)

By: _____________________________________________________________________
                                  (Signature)

Print Name of
Signatory: ______________________________________________________________

Title: __________________________________________________________________
                                (If Appropriate)

Street Address: _________________________________________________________

_________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: ( ____ )_______________________________________________

_________________________________________________________________________
    Social Security or Federal Tax I.D. No. (Optional)

Date Completed: _________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20M-HC

                                    TABLE A
                          BENEFICIAL OWNER INFORMATION
                (PLEASE SEE INSTRUCTIONS FOR COMPLETING TABLE A)

                        BALLOTS VOTED TO ACCEPT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-HC

                        BALLOTS VOTED TO REJECT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-HC

                                    TABLE B
      TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BENEFICIAL OWNER BALLOTS
                        (USE EXTRA SHEETS IF NECESSARY)

 _________________________________________________________________________________________________________________________
|                |    CUSTOMER      |                    |                     |       PORT          |                    |
|  YOUR CUSTOMER |    ACCOUNT #     |  9.5% SINKING FUND |    HENRY COUNTY     |    DEVELOPMENT      |  MANSFIELD, OHIO   |
|    ACCOUNT #   | OF OTHER ACCOUNT |      DEBENTURES    | IDRBs (SERIES 1981) | IDRBs (SERIES 1980) |       IDRBs        |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  |                    |                     |                     |                    |
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|


 ___________________________________________________________
|                  |    CUSTOMER      |                     |
|   YOUR CUSTOMER  |    ACCOUNT #     |  OTHER UNSECURED    |
|     ACCOUNT #    | OF OTHER ACCOUNT |      CLAIMS         |
|__________________|__________________|_____________________|
|                  |                  |                     |
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|


                                                                        20M-SF

                         INSTRUCTIONS FOR MASTER BALLOT
                         ------------------------------

     YOU SHOULD DELIVER THE FOLLOWING TO EACH BENEFICIAL OWNER FOR WHICH YOU HOLD HENRY COUNTY IRBs:

- Class 20 -- Unsecured Claims Ballot for Henry County IRBs, Ballot Code 20B-HC

- Disclosure Statement

- Postage-paid, return envelopes addressed to you (or, if the Unsecured Claims Ballot has been "prevalidated" by you (i.e., by completing the Certification of Depositary attached to the Unsecured Claims Ballot and other appropriate information), addressed to Hill and Knowlton).

     FOR UNSECURED CLAIMS BALLOTS (BALLOT CODE 20B-HC) RETURNED TO YOU, YOU MUST DO ONE OF THE FOLLOWING:

          (1) Forward the Unsecured Claims Ballots directly to Hill and Knowlton, completing the Certification by Depositary on the last page of the Unsecured Claims Ballots.

                                       OR

          (2) (a) Retain the Unsecured Claims Ballots in your files and transfer the requested information from each such ballot onto this Master Ballot. Keep any records of Unsecured Claims Ballots or other voting instructions received from beneficial owners until one year after the confirmation of the Plan (or as modified by subsequent Court order).

               (b) Complete and sign this Master Ballot. A computer-generated version of this Master Ballot containing the identical information requested in this Master Ballot and prepared by a Depositary may be signed instead of this Master Ballot.

               (c) Deliver this Master Ballot to Hill and Knowlton.

ALL BALLOTS SHOULD BE DELIVERED TO HILL AND KNOWLTON, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: EAGLE-PICHER SOLICITATION GROUP) BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

If you act as both the Depositary and the beneficial owner of Henry County IRBs and you wish to vote on the Plan, you may return either a ballot (Ballot Code 20B-HC) or this Master Ballot (Ballot Code 20M-HC).

Multiple Master Ballots may be completed and delivered to Hill and Knowlton. Duplicative votes, however, will not be counted. If two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. Any later Master Ballots that are intended to supplement rather than replace earlier Master Ballots should be marked with the words "ADDITIONAL VOTES" or such other language that you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

                                                                          20M-HC

To complete the Master Ballot properly, please take the following steps:

ITEM 1:        Provide appropriate information for both items in Item 1 of the Master
               Ballot.
ITEM 2:        Complete this information for each voting beneficial owner for whom you hold
               Henry County IRBs in bearer form.
ITEM 3:        Transfer the information regarding additional votes provided in Item 3 of the ballots (Ballot Code 20B-HC) to Item 3 of this Master Ballot.
ITEM 4:        (a) Sign and date this Master Ballot.
               (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity.
               (c) Fill in your name and mailing address.
TABLE A:       If the Henry County IRBs that you hold for a customer have been "blocked"
               (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan) until after entry of the order confirming the Plan, then please complete Table A using the account number by which you identify your customer. Otherwise, you must complete
               Table A using the name of the beneficial owner of the Henry County IRBs for which you hold such securities.

IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL ONE YEAR AFTER THE CONFIRMATION OF THE PLAN (OR AS MODIFIED BY SUBSEQUENT COURT ORDER).

No fees or commissions or other remuneration will be payable to you for distributing the solicitation materials to your clients. Eagle-Picher Industries, Inc., however, upon request, will reimburse you for customary mailing and handling expenses incurred in forwarding the ballots and other enclosed materials to your clients.

                  PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!
                  -------------------------------------------
                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE PLAN PROPONENTS OR HILL AND KNOWLTON, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                                          20M-HC

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

        BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                       HENRY COUNTY DEVELOPMENT AUTHORITY
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                         (EAGLE-PICHER INDUSTRIES, INC.
                             PROJECT), SERIES 1981

This Ballot is to be completed by beneficial owners of Henry County Development Authority Industrial Development Revenue Bonds (Eagle-Picher Industries, Inc. Project), Series 1981 ("Henry County IRBs"). YOU MUST HAVE THE CERTIFICATION OF DEPOSITARY ON THE LAST PAGE OF THIS BALLOT COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO A TRUST COMPANY, BANK, OR OTHER DEPOSITARY HAVING TRUST POWERS RECOGNIZED BY THE FEDERAL RESERVE SYSTEM OF THE UNITED STATES (A "DEPOSITARY") WITH WHICH YOU HAVE DEPOSITED YOUR HENRY COUNTY IRBs.

Please complete, sign, and date this Ballot and promptly return it in the enclosed pre-addressed, postage-prepaid envelope. THE VOTING DEADLINE IS NOVEMBER 4, 1996, AT 5:00 P.M., CINCINNATI, OHIO TIME. If the enclosed return envelope is addressed to Hill and Knowlton, Hill and Knowlton must receive this Ballot by the Voting Deadline. If the enclosed return envelope is addressed to your Depositary, you must return this Ballot before the Voting Deadline so that your Depositary has enough time to complete and return a master ballot to Hill and Knowlton by the Voting Deadline. IF THIS BALLOT IS NOT TIMELY RECEIVED, YOUR VOTE WILL NOT BE COUNTED.

                 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT.

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

                                                                          20B-HC

ITEM 1. AMOUNT OF HENRY COUNTY IRBs

As of the date hereof, the undersigned is the beneficial owner of Henry County IRBs in the following principal amount:
      $
If you have deposited your Henry County IRBs with a Depositary and you do not know the amount, please contact your Depositary immediately.

     List the certificate numbers of the Henry County IRBs owned by the undersigned beneficial owner as of the date hereof:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2. YOUR VOTE ON THE PLAN.

You, as the beneficial owner of the Henry County IRBs described in Item 1, vote on the Plan as follows (please check one box only):

     [ ]  ACCEPT

     [ ]  REJECT

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. THE VOTING DEADLINE IS 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

                                                                          20B-HC

ITEM 3. CERTIFICATION BY BENEFICIAL OWNER OF NO OTHER BALLOTS.

By completing and returning this Ballot, you, as beneficial owner of the Henry County IRBs listed in Item 1, certify that you have not submitted any other ballots relating to Class 20 under the Plan except as specified in the following table:

 ________________________________________________________________________________________________________________
|                              |                     |  ACCOUNT NUMBERS |                   |    NUMBER OF OTHER |
|     DESCRIPTION OF DEBT      |  NAMES OF HOLDERS** |  (IF APPLICABLE) |  PRINCIPAL AMOUNT |  BALLOTS SUBMITTED |
|______________________________|_____________________|__________________|___________________|____________________|
|                              |                     |                  |                   |                    |
| 9.5% SINKING FUND DEBENTURES |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| HENRY COUNTY DEVELOPMENT     |                     |                  |                   |                    |
| AUTHORITY IDRBs (SERIES      |                     |                  |                   |                    |
| 1981)                        |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| PORT DEVELOPMENT CORPORATION |                     |                  |                   |                    |
| IDRBs (SERIES 1980)          |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| MANSFIELD, OHIO IDRBs        |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| OTHER UNSECURED              |                     |                  |                   |                    |
| CLAIMS                       |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|

** Insert your name if the debt instrument is held by you in record name or, if held in street name, insert the name of your broker or bank (or agent thereof).

                                                                          20B-HC

ITEM 4. CERTIFICATION BY BENEFICIAL OWNER OF RECEIPT OF DISCLOSURE STATEMENT.

By completing and returning this Ballot, you, as the beneficial owner of the Henry County IRBs described in Item 1, certify that you have been provided with a copy of the Disclosure Statement and the exhibits thereto.

ITEM 5. CERTIFICATION BY BENEFICIAL OWNER OF AUTHORITY TO EXECUTE BALLOT.

By completing and returning this Ballot, you certify that you have full power and authority to vote to accept or reject the Plan and that you are the beneficial owner of the Henry County IRBs described in Item 1 as of the date hereof.

  THE ATTACHED CERTIFICATION
  BY DEPOSITARY MUST BE
  COMPLETED UNLESS YOU ARE
  RETURNING THIS BALLOT TO
  YOUR DEPOSITARY

NAME OF CREDITOR:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20B-HC

                          CERTIFICATION BY DEPOSITARY

THIS MUST BE COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO YOUR DEPOSITARY.

                     CHECK BOX THAT APPLIES (ONE BOX ONLY)
                     -------------------------------------

COMPLETE AND CHECK BOX IF THE HENRY COUNTY IRBS ARE NOT ON DEPOSIT WITH A
DEPOSITARY:

[ ] The undersigned certifies that, on the date set forth below, the beneficial owner listed on this Ballot presented to the undersigned the original Henry County IRBs bearing the certificate numbers set forth in Item 1 of this Ballot.

COMPLETE AND CHECK ONE OF THE FOLLOWING BOXES IF THE HENRY COUNTY IRBS ARE ON DEPOSIT WITH A DEPOSITARY:

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Henry County IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner listed on this Ballot.

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Henry County IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner that
    maintains an account, numbered                                    , with the
    undersigned and that such securities have been "blocked" (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan) until after entry of the order confirming the Plan.

NAME OF DEPOSITARY:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                          (Signature of Depositary)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________


Date Completed: ______________________________________________________________

                                                                          20B-HC

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

                               MASTER BALLOT FOR
             ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                    (EAGLE-PICHER INDUSTRIES, INC. PROJECT)
                     ISSUED BY THE CITY OF MANSFIELD, OHIO

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Master Ballot.

This Master Ballot for Industrial Development Revenue Bonds (Eagle-Picher Industries, Inc. Project) issued by the City of Mansfield, Ohio ("Mansfield IRBs") may not be used for any purpose other than for casting votes to accept or reject the Plan. THE MANSFIELD IRBs WERE ISSUED IN BOTH REGISTERED AND BEARER FORM. Accordingly, this Master Ballot is to be used by (i) a broker, proxy intermediary, or other nominee for casting votes on behalf of beneficial owners of Mansfield IRBs that were issued in registered form and/or (ii) a trust company, bank, or other depositary having trust powers recognized by the Federal Reserve System of the United States (a "Depositary") for casting votes on behalf of beneficial owners of Mansfield IRBs that were issued in bearer form and are held by the Depositary on behalf of beneficial owners thereof.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC., 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
EAGLE-PICHER BALLOT SOLICITATION GROUP), BY 5:00 P.M., CINCINNATI, OHIO TIME, ON NOVEMBER 4, 1996. OTHERWISE, THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

                                                                          20M-OH

ITEM 1. TABULATION OF VOTES WITH RESPECT TO THE PLAN.

Please note that each beneficial owner of Mansfield IRBs that votes must vote its entire claim. Accordingly, for purposes of tabulating the vote, (i) each voting beneficial owner of Mansfield IRBs issued in registered form should be deemed to have voted the full amount of its claim as of September 5, 1996 (the "Voting Record Date"), as shown by your records, and (ii) each beneficial owner of Mansfield IRBs issued in bearer form should be deemed to have voted the full amount of its claim as of the date on which this Master Ballot is completed, as shown by your records. A ballot received from a beneficial owner that partially accepts and partially rejects the Plan should not be counted.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Mansfield IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to ACCEPT the Plan.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Mansfield IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to REJECT the Plan.

ITEM 2. BENEFICIAL OWNER INFORMATION.

The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of Mansfield IRBs. With respect to Mansfield IRBs that are held in bearer form, please follow the instructions relating to securities that have been "blocked" and those that have not been blocked.

(Please complete Table A-1 for Mansfield IRBs that are held in bearer form and Table A-2 for Mansfield IRBs that are held in registered form, or attach the information requested by this Item 2 in the format of Table A-1 and Table A-2.)

ITEM 3. ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.

The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each ballot for the Mansfield IRBs (Ballot Code 20B-OH)received from a beneficial owner.

(Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)

                                                                          20M-OH

ITEM 4. CERTIFICATIONS.

By signing this Master Ballot, the undersigned certifies as follows:

(1) Each beneficial owner of the Mansfield IRBs whose vote is being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement and all related solicitation materials.

(2) A record of the ballots received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Court) until one year after the confirmation of the Plan (or as modified by subsequent Court order).

(3) The undersigned has in its possession, as a Depositary, the Mansfield IRBs set forth in Table A-1 and/or has full power and authority to vote to accept or reject the Plan.

(4) The Mansfield IRBs listed on Table A-1, the holders of which have been identified solely by account numbers, may not be withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan, until after entry of the order confirming the Plan.

(4) The undersigned is the registered or record owner of the Mansfield IRBs set forth in Table A-2 and/or has the full power and authority to vote to accept or reject the Plan.

NAME OF DEPOSITARY:

_____________________________________________________________________________
                               (Print or Type)

By:  ________________________________________________________________________
                                 (Signature)

Print Name of
Signatory:  _________________________________________________________________

Title:  _____________________________________________________________________
                                (If Appropriate)

Street Address:  ____________________________________________________________

_____________________________________________________________________________
                          City, State, and Zip Code

Telephone Number: (______)  _________________________________________________

_____________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:______________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20M-OH

                                   TABLE A-1
                          BENEFICIAL OWNER INFORMATION
                     FOR MANSFIELD IRBS HELD IN BEARER FORM
                      (PLEASE SEE INSTRUCTIONS FOR ITEM 2)

                        BALLOTS VOTED TO ACCEPT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-OH

                          BENEFICIAL OWNER INFORMATION
                     FOR MANSFIELD IRBS HELD IN BEARER FORM

                        BALLOTS VOTED TO REJECT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-OH

                                   TABLE A-2
                          BENEFICIAL OWNER INFORMATION
                   FOR MANSFIELD IRBS HELD IN REGISTERED FORM

                        BALLOTS VOTED TO ACCEPT THE PLAN

 ____________________________________________________________________________________________
|                                              |         DOLLAR AMOUNT OF MANSFIELD IRBs     |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                        BALLOTS VOTED TO REJECT THE PLAN

 ____________________________________________________________________________________________
|                                              |         DOLLAR AMOUNT OF MANSFIELD IRBs     |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                                                                          20M-OH

                                    TABLE B
      TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BENEFICIAL OWNER BALLOTS
                        (USE EXTRA SHEETS IF NECESSARY)

 _________________________________________________________________________________________________________________________
|                |    CUSTOMER      |                    |                     |       PORT          |                    |
|  YOUR CUSTOMER |    ACCOUNT #     |  9.5% SINKING FUND |    HENRY COUNTY     |    DEVELOPMENT      |  MANSFIELD, OHIO   |
|    ACCOUNT #   | OF OTHER ACCOUNT |      DEBENTURES    | IDRBs (SERIES 1981) | IDRBs (SERIES 1980) |       IDRBs        |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  |                    |                     |                     |                    |
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|


 ___________________________________________________________
|                  |    CUSTOMER      |                     |
|   YOUR CUSTOMER  |    ACCOUNT #     |  OTHER UNSECURED    |
|     ACCOUNT #    | OF OTHER ACCOUNT |      CLAIMS         |
|__________________|__________________|_____________________|
|                  |                  |                     |
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|

                                                                          20M-OH

                         INSTRUCTIONS FOR MASTER BALLOT
                         ------------------------------

YOU SHOULD DELIVER THE FOLLOWING TO EACH BENEFICIAL OWNER FOR WHICH YOU HOLD MANSFIELD IRBs:

- Class 20 -- Unsecured Claims Ballot for Mansfield IRBs, Ballot Code 20B-OH

- Disclosure Statement

- Postage-paid, return envelopes addressed to you (or, if the Unsecured Claims Ballot has been "prevalidated" by you, addressed to Hill and Knowlton). In order to prevalidate an Unsecured Claims Ballot with respect to Mansfield IRBs held in bearer form, you must complete the Certification of Depositary attached to the Unsecured Claims Ballot and other appropriate information.

FOR UNSECURED CLAIMS BALLOTS (BALLOT CODE 20B-OH) RETURNED TO YOU, YOU MUST DO ONE OF THE FOLLOWING:

          (1) (a) (i) For Mansfield IRBs held in bearer form, complete the Certification by Depositary on the last page of the Unsecured Claims Ballot, or (ii) for Mansfield IRBs held in registered form, indicate the appropriate authority to vote directly on the Unsecured Claims Ballot.

              (b) Forward the completed Unsecured Claims Ballots directly to Hill and Knowlton.

                                       OR

          (2) (a) Retain the Unsecured Claims Ballots in your files and transfer the requested information from each such ballot onto this Master Ballot. Keep any records of Unsecured Claims Ballots or other voting instructions received from beneficial owners until one year after the confirmation of the Plan (or as modified by subsequent Court order).

              (b) Complete and sign this Master Ballot. A computer-generated version of this Master Ballot containing the identical information requested in this Master Ballot and prepared by a Depositary or a bank, brokerage firm, or its agent may be signed instead of this Master Ballot.

              (c) Deliver this Master Ballot to Hill and Knowlton.

ALL BALLOTS SHOULD BE DELIVERED TO HILL AND KNOWLTON, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: EAGLE-PICHER SOLICITATION GROUP) BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

If you act as both the Depositary/registered owner and the beneficial owner of Mansfield IRBs and you wish to vote on the Plan, you may return either a ballot (Ballot Code 20B-OH) or this Master Ballot (Ballot Code 20M-OH).

Multiple Master Ballots may be completed and delivered to Hill and Knowlton. Duplicative votes, however, will not be counted. If two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. Any later Master Ballots that are intended to supplement rather than replace earlier Master Ballots should be marked with the words "ADDITIONAL VOTES" or such other language that you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

                                                                          20M-OH

To complete the Master Ballot properly, please take the following steps:

ITEM 1:     Provide appropriate information for both items in Item 1 of the Master Ballot.
ITEM 2:     Complete the information on Table A-1 for each voting beneficial owner for whom you hold Mansfield IRBs in bearer form. If the Mansfield IRBs that you hold for a customer have been "blocked" (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan)
            until after entry of the order confirming the Plan, then please complete Table A-1 using the account number by which you identify your customer. Otherwise, you must complete Table A-1 using the name of the beneficial owner of the Mansfield IRBs for which you hold such securities.
            Complete the information on Table A-2 for each beneficial owner for whom you hold
            Mansfield IRBs in registered form. To identify beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner.
ITEM 3:     Transfer the information regarding additional votes provided in Item 3 of the
            Unsecured Claims Ballots (Ballot Code 20B-OH) to Item 3 of this Master Ballot.
ITEM 4:     (a) Sign and date this Master Ballot.
            (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity.
            (c) Fill in your name and mailing address.

IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL ONE YEAR AFTER CONFIRMATION OF THE PLAN (OR AS MODIFIED BY SUBSEQUENT COURT ORDER).

No fees or commissions or other remuneration will be payable to you for distributing the solicitation materials to your clients. Eagle-Picher Industries, Inc., however, upon request, will reimburse you for customary mailing and handling expenses incurred in forwarding the ballots and other enclosed materials to your clients.

                  PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!
                  -------------------------------------------
                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE PLAN PROPONENTS OR HILL AND KNOWLTON, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                                          20M-OH

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

        BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                    (EAGLE-PICHER INDUSTRIES, INC. PROJECT)
                     ISSUED BY THE CITY OF MANSFIELD, OHIO

This Ballot is to be completed by beneficial owners of Industrial Development Revenue Bonds (Eagle-Picher Industries, Inc. Project) issued by the City of Mansfield, Ohio ("Mansfield IRBs"). THE MANSFIELD IRBs WERE ISSUED IN BOTH BEARER AND REGISTERED FORM. IF YOU HOLD MANSFIELD IRBs IN BEARER FORM, YOU MUST HAVE THE CERTIFICATION OF DEPOSITARY ON THE LAST PAGE OF THIS BALLOT COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO A TRUST COMPANY, BANK, OR OTHER DEPOSITARY HAVING TRUST POWERS RECOGNIZED BY THE FEDERAL RESERVE SYSTEM OF THE UNITED STATES (A "DEPOSITARY") WITH WHICH YOU HAVE DEPOSITED YOUR MANSFIELD IRBSs

Please complete, sign, and date this Ballot and promptly return it in the enclosed pre-addressed, postage-prepaid envelope. THE VOTING DEADLINE IS NOVEMBER 4, 1996, AT 5:00 P.M., CINCINNATI, OHIO TIME. If the enclosed return envelope is addressed to Hill and Knowlton, Hill and Knowlton must receive this Ballot by the Voting Deadline. If the enclosed return envelope is addressed to your Depositary, broker, or bank, you must return this Ballot before the Voting Deadline so that your Depositary, broker, or bank has enough time to complete and return a master ballot to Hill and Knowlton by the Voting Deadline. IF THIS BALLOT IS NOT TIMELY RECEIVED, YOUR VOTE WILL NOT BE COUNTED.

                 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT.

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

                                                                          20B-OH

ITEM 1. AMOUNT OF MANSFIELD IRBs

As of the date hereof, the undersigned is the registered record holder or the beneficial owner of Mansfield IRBs in the following principal amount:
      $
If your Mansfield IRBs are held by a bank or broker on your behalf, or if you have deposited your Mansfield IRBs with a Depositary and you do not know the amount, please contact your bank, broker, or Depositary immediately.

(TO BE COMPLETED ONLY IF MANSFIELD IRBs ARE HELD IN BEARER FORM.) List the certificate numbers of the Mansfield IRBs owned by the undersigned beneficial owner as of the date hereof:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2. YOUR VOTE ON THE PLAN.

You, as the beneficial owner of the Mansfield IRBs described in Item 1, vote on the Plan as follows (please check one box only):

     [ ]  ACCEPT

     [ ]  REJECT

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. THE VOTING DEADLINE IS 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

                                                                          20B-OH

ITEM 3. CERTIFICATION BY BENEFICIAL OWNER OF NO OTHER BALLOTS.

By completing and returning this Ballot, you, as beneficial owner of the Mansfield IRBs listed in Item 1, certify that you have not submitted any other ballots relating to Class 20 under the Plan except as specified in the following table:

 ________________________________________________________________________________________________________________
|                              |                     |  ACCOUNT NUMBERS |                   |    NUMBER OF OTHER |
|     DESCRIPTION OF DEBT      |  NAMES OF HOLDERS** |  (IF APPLICABLE) |  PRINCIPAL AMOUNT |  BALLOTS SUBMITTED |
|______________________________|_____________________|__________________|___________________|____________________|
|                              |                     |                  |                   |                    |
| 9.5% SINKING FUND DEBENTURES |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| HENRY COUNTY DEVELOPMENT     |                     |                  |                   |                    |
| AUTHORITY IDRBs (SERIES      |                     |                  |                   |                    |
| 1981)                        |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| PORT DEVELOPMENT CORPORATION |                     |                  |                   |                    |
| IDRBs (SERIES 1980)          |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| MANSFIELD, OHIO IDRBs        |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| OTHER UNSECURED              |                     |                  |                   |                    |
| CLAIMS                       |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|

** Insert your name if the debt instrument is held by you in record name or, if held in street name, insert the name of your broker or bank (or agent thereof).

                                                                          20B-OH

ITEM 4. CERTIFICATION BY BENEFICIAL OWNER OF RECEIPT OF DISCLOSURE STATEMENT.

By completing and returning this Ballot, you, as the beneficial owner of the Mansfield IRBs described in Item 1, certify that you have been provided with a copy of the Disclosure Statement and the exhibits thereto.

ITEM 5. CERTIFICATION BY BENEFICIAL OWNER OF AUTHORITY TO EXECUTE BALLOT.

By completing and returning this Ballot, you certify that you have full power and authority to vote to accept or reject the Plan and that either (i) if your Mansfield IRBs are held in registered form, you are the beneficial owner of the Mansfield IRBs described in Item 1 as of the Voting Record Date, or (ii) if your Mansfield IRBs are held in bearer form, you are the beneficial owner of the Mansfield IRBs as of the date hereof.

  IF YOUR MANSFIELD IRBs ARE
  IN BEARER FORM, THE
  ATTACHED CERTIFICATION BY
  DEPOSITARY MUST BE
  COMPLETED UNLESS YOU ARE
  RETURNING THIS BALLOT TO
  YOUR DEPOSITARY


NAME OF CREDITOR:

______________________________________________________________________________
                                (Print or Type)

By: __________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20B-OH

                          CERTIFICATION BY DEPOSITARY
                 (FOR MANSFIELD IRBs HELD IN BEARER FORM ONLY)
THIS MUST BE COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO YOUR DEPOSITARY.

                     CHECK BOX THAT APPLIES (ONE BOX ONLY)
                     -------------------------------------

COMPLETE AND CHECK BOX IF THE MANSFIELD IRBS ARE NOT ON DEPOSIT WITH A
DEPOSITARY:

[ ] The undersigned certifies that, on the date set forth below, the beneficial owner listed on this Ballot presented to the undersigned the original Mansfield IRBs bearing the certificate numbers set forth in Item 1 of this Ballot.

COMPLETE AND CHECK ONE OF THE FOLLOWING BOXES IF THE MANSFIELD IRBs ARE ON DEPOSIT WITH A DEPOSITARY:

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Mansfield IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner listed on this Ballot.

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Mansfield IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner that
    maintains an account, numbered                                    , with the
    undersigned and that such securities have been "blocked" (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan) until after entry of the order confirming the Plan.

NAME OF DEPOSITARY:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                          (Signature of Depositary)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________


Date Completed:_______________________________________________________________


                                                                          20B-OH

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

                               MASTER BALLOT FOR
             ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                    PORT DEVELOPMENT CORPORATION INDUSTRIAL
                     DEVELOPMENT REVENUE BONDS, SERIES 1980
                    (EAGLE-PICHER INDUSTRIES, INC. PROJECT)

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Master Ballot.

This Master Ballot for the Port Development Corporation Industrial Development Revenue Bonds, Series 1980 (Eagle-Picher Industries, Inc. Project) ("Houston IRBs") may not be used for any purpose other than for casting votes to accept or reject the Plan. THE HOUSTON IRBs WERE ISSUED IN BOTH REGISTERED AND BEARER FORM. Accordingly, this Master Ballot is to be used by (i) a broker, proxy intermediary, or other nominee for casting votes on behalf of beneficial owners of Houston IRBs that were issued in registered form and/or (ii) a trust company, bank, or other depositary having trust powers recognized by the Federal Reserve System of the United States (a "Depositary") for casting votes on behalf of beneficial owners of Houston IRBs that were issued in bearer form and are held by the Depositary on behalf of beneficial owners thereof.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC., 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
EAGLE-PICHER BALLOT SOLICITATION GROUP), BY 5:00 P.M., CINCINNATI, OHIO TIME, ON NOVEMBER 4, 1996. OTHERWISE, THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

                                                                          20M-TX

ITEM 1. TABULATION OF VOTES WITH RESPECT TO THE PLAN.

Please note that each beneficial owner of Houston IRBs that votes must vote its entire claim. Accordingly, for purposes of tabulating the vote, (i) each voting beneficial owner of Houston IRBs issued in registered form should be deemed to have voted the full amount of its claim as of September 5, 1996 (the "Voting Record Date"), as shown by your records, and (ii) each beneficial owner of Houston IRBs issued in bearer form should be deemed to have voted the full amount of its claim as of the date on which this Master Ballot is completed, as shown by your records. A ballot received from a beneficial owner that partially accepts and partially rejects the Plan should not be counted.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Houston IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to ACCEPT the Plan.

The undersigned certifies that                              (insert the number
of different Beneficial Owners) beneficial owners of Houston IRBs in the aggregate principal amount of
 $
as identified pursuant to Item 2 below, have delivered to the undersigned ballots casting votes to REJECT the Plan.

ITEM 2. BENEFICIAL OWNER INFORMATION.

     The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of Houston IRBs. With respect to Houston IRBs that are held in bearer form, please follow the instructions relating to securities that have been "blocked" and those that have not been blocked.

     (Please complete Table A-1 for Houston IRBs that are held in bearer form and Table A-2 for Houston IRBs that are held in registered form, or attach the information requested by this Item 2 in the format of Table A-1 and Table A-2.)

ITEM 3. ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.

     The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each ballot for the Houston IRBs (Ballot Code 20B-TX) received from a beneficial owner.

     (Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)

                                                                          20M-TX

ITEM 4. CERTIFICATIONS.

By signing this Master Ballot, the undersigned certifies as follows:

(1) Each beneficial owner of the Houston IRBs whose vote is being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement and all related solicitation materials.

(2) A record of the ballots received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Court) until one year after the confirmation of the Plan (or as modified by subsequent Court order).

(3) The undersigned has in its possession, as a Depositary, the Houston IRBs set forth in Table A-1 and/or has full power and authority to vote to accept or reject the Plan.

(4) The Houston IRBs listed on Table A-1, the holders of which have been identified solely by account numbers, may not be withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan, until after entry of the order confirming the Plan.

(5) The undersigned is the registered or record owner of the Houston IRBs set forth in Table A-2 and/or has the full power and authority to vote to accept or reject the Plan.


NAME OF DEPOSITARY:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                                 (Signature)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________

                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20M-TX

                                   TABLE A-1
                          BENEFICIAL OWNER INFORMATION
                      FOR HOUSTON IRBS HELD IN BEARER FORM
                      (PLEASE SEE INSTRUCTIONS FOR ITEM 2)

                        BALLOTS VOTED TO ACCEPT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-TX

                          BENEFICIAL OWNER INFORMATION
                      FOR HOUSTON IRBS HELD IN BEARER FORM

                        BALLOTS VOTED TO REJECT THE PLAN

 __________________________________________________________________________________________________
|                     |                                                     |   DOLLAR AMOUNT OF   |
|                     |         CUSTOMER                     NAME OF        |   HENRY COUNTY IRBs  |
|      CERTIFICATE    |        ACCOUNT NO.                  CUSTOMER        |   ON DEPOSIT AS OF   |
|        NUMBERS      |       (IF BLOCKED)       OR     (IF NOT BLOCKED)    |    DATE OF BALLOT    |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|                     |                                                     |                      |
|_____________________|_____________________________________________________|______________________|


                                                                          20M-TX

                                   TABLE A-2
                          BENEFICIAL OWNER INFORMATION
                    FOR HOUSTON IRBS HELD IN REGISTERED FORM

                        BALLOTS VOTED TO ACCEPT THE PLAN

 ____________________________________________________________________________________________
|                                              |         DOLLAR AMOUNT OF HOUSTON IRBs       |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                        BALLOTS VOTED TO REJECT THE PLAN

 ____________________________________________________________________________________________
|                                              |         DOLLAR AMOUNT OF HOUSTON IRBs       |
|            CUSTOMER ACCOUNT NO.              |         OWNED AS OF VOTING RECORD DATE      |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|
|                                              |                                             |
|______________________________________________|_____________________________________________|


                                                                          20M-TX

                                    TABLE B
      TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BENEFICIAL OWNER BALLOTS
                        (USE EXTRA SHEETS IF NECESSARY)

 _________________________________________________________________________________________________________________________
|                |    CUSTOMER      |                    |                     |       PORT          |                    |
|  YOUR CUSTOMER |    ACCOUNT #     |  9.5% SINKING FUND |    HENRY COUNTY     |    DEVELOPMENT      |  MANSFIELD, OHIO   |
|    ACCOUNT #   | OF OTHER ACCOUNT |      DEBENTURES    | IDRBs (SERIES 1981) | IDRBs (SERIES 1980) |       IDRBs        |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  |                    |                     |                     |                    |
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|
|                |                  | Principal Amount:  | Principal Amount:   |  Principal Amount:  | Principal Amount:  |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |                    |                     |                     |                    |
|                |                  |____________________|_____________________|_____________________|____________________|
|                |                  | Number of Ballots: | Number of Ballots:  |  Number of Ballots: | Number of Ballots: |
|                |                  |                    |                     |                     |                    |
|________________|__________________|____________________|_____________________|_____________________|____________________|


 ___________________________________________________________
|                  |    CUSTOMER      |                     |
|   YOUR CUSTOMER  |    ACCOUNT #     |  OTHER UNSECURED    |
|     ACCOUNT #    | OF OTHER ACCOUNT |      CLAIMS         |
|__________________|__________________|_____________________|
|                  |                  |                     |
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|
|                  |                  | Principal Amount:   |
|                  |                  |                     |
|                  |                  |                     |
|                  |                  |_____________________|
|                  |                  | Number of Ballots:  |
|                  |                  |                     |
|__________________|__________________|_____________________|


                                                                          20M-TX

                         INSTRUCTIONS FOR MASTER BALLOT
                         ------------------------------

YOU SHOULD DELIVER THE FOLLOWING TO EACH BENEFICIAL OWNER FOR WHICH YOU HOLD HOUSTON IRBs:

- Class 20 -- Unsecured Claims Ballot for Houston IRBs, Ballot Code 20B-TX

- Disclosure Statement

- Postage-paid, return envelopes addressed to you (or, if the Unsecured Claims Ballot has been "prevalidated" by you, addressed to Hill and Knowlton). In order to prevalidate an Unsecured Claims Ballot with respect to Houston IRBs held in bearer form, you must complete the Certification of Depositary attached to the Unsecured Claims Ballot and other appropriate information.

FOR UNSECURED CLAIMS BALLOTS (BALLOT CODE 20B-TX) RETURNED TO YOU, YOU MUST DO ONE OF THE FOLLOWING:

          (1) (a) (i) For Houston IRBs held in bearer form, complete the Certification by Depositary on the last page of the Unsecured Claims Ballot, or (ii) for Houston IRBs held in registered form, indicate the appropriate authority to vote directly on the Unsecured Claims Ballot.

              (b) Forward the completed Unsecured Claims Ballots directly to Hill and Knowlton.

                                       OR

          (2) (a) Retain the Unsecured Claims Ballots in your files and transfer the requested information from each such ballot onto this Master Ballot. Keep any records of Unsecured Claims Ballots or other voting instructions received from beneficial owners until one year after the confirmation of the Plan (or as modified by subsequent Court order).

              (b) Complete and sign this Master Ballot. A computer-generated version of this Master Ballot containing the identical information requested in this Master Ballot and prepared by a Depositary or a bank, brokerage firm, or its agent may be signed instead of this Master Ballot.

          (c) Deliver this Master Ballot to Hill and Knowlton.

ALL BALLOTS SHOULD BE DELIVERED TO HILL AND KNOWLTON, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: EAGLE-PICHER SOLICITATION GROUP) BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

If you act as both the Depositary /registered owner and the beneficial owner of Houston IRBs and you wish to vote on the Plan, you may return either a ballot (Ballot Code 20B-TX) or this Master Ballot (Ballot Code 20M-TX).

Multiple Master Ballots may be completed and delivered to Hill and Knowlton. Duplicative votes, however, will not be counted. If two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. Any later Master Ballots that are intended to supplement rather than replace earlier Master Ballots should be marked with the words "ADDITIONAL VOTES" or such other language that you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

                                                                          20M-TX

To complete the Master Ballot properly, please take the following steps:

ITEM 1:     Provide appropriate information for both items in Item 1 of the Master Ballot.
ITEM 2:     Complete the information on Table A-1 for each voting beneficial owner for whom you hold Houston IRBs in bearer form. If the Houston IRBs that you hold for a customer have been "blocked" (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan)
            until after entry of the order confirming the Plan, then please complete Table A-1 using the account number by which you identify your customer. Otherwise, you must complete Table A-1 using the name of the beneficial owner of the Houston IRBs for which you hold such securities.
            Complete the information on Table A-2 for each beneficial owner for whom you hold
            Houston IRBs in registered form. To identify beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner.
ITEM 3:     Transfer the information regarding additional votes provided in Item 3 of the
            Unsecured Claims Ballots (Ballot Code 20B-TX) to Item 3 of this Master Ballot.
ITEM 4:     (a) Sign and date this Master Ballot.
            (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity.
            (c) Fill in your name and mailing address.

IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL ONE YEAR AFTER THE CONFIRMATION OF THE PLAN (OR AS MODIFIED BY SUBSEQUENT COURT ORDER).

No fees or commissions or other remuneration will be payable to you for distributing the solicitation materials to your clients. Eagle-Picher Industries, Inc., however, upon request, will reimburse you for customary mailing and handling expenses incurred in forwarding the ballots and other enclosed materials to your clients.

                  PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!
                  -------------------------------------------
                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE PLAN PROPONENTS OR HILL AND KNOWLTON, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                                          20M-TX

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re                              )
EAGLE-PICHER INDUSTRIES,           )
INC., et al.,                      )
              Debtors.             )
                                   )
------------------------------------
                        Consolidated Case No. 1-91-00100
                                   Chapter 11
                                 JUDGE PERLMAN

        BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED CONSOLIDATED
                             PLAN OF REORGANIZATION
                             DATED AUGUST 28, 1996

                          CLASS 20 -- UNSECURED CLAIMS
                    PORT DEVELOPMENT CORPORATION INDUSTRIAL
                     DEVELOPMENT REVENUE BONDS, SERIES 1980
                    (EAGLE-PICHER INDUSTRIES, INC. PROJECT)

This Ballot is to be completed by beneficial owners of Port Development Corporation Industrial Development Revenue Bonds, Series 1980 (Eagle-Picher Industries, Inc. Project) ("Houston IRBs"). THE HOUSTON IRBs WERE ISSUED IN BOTH BEARER AND REGISTERED FORM. IF YOU HOLD HOUSTON IRBS IN BEARER FORM, YOU MUST HAVE THE CERTIFICATION OF DEPOSITARY ON THE LAST PAGE OF THIS BALLOT COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO A TRUST COMPANY, BANK, OR OTHER DEPOSITARY HAVING TRUST POWERS RECOGNIZED BY THE FEDERAL RESERVE SYSTEM OF THE UNITED STATES (A "DEPOSITARY") WITH WHICH YOU HAVE DEPOSITED YOUR HOUSTON IRBs.

Please complete, sign, and date this Ballot and promptly return it in the enclosed pre-addressed, postage-prepaid envelope. THE VOTING DEADLINE IS NOVEMBER 4, 1996, AT 5:00 P.M., CINCINNATI, OHIO TIME. If the enclosed return envelope is addressed to Hill and Knowlton, Hill and Knowlton must receive this Ballot by the Voting Deadline. If the enclosed return envelope is addressed to your Depositary, broker, or bank, you must return this Ballot before the Voting Deadline so that your Depositary, broker, or bank has enough time to complete and return a master ballot to Hill and Knowlton by the Voting Deadline. IF THIS BALLOT IS NOT TIMELY RECEIVED, YOUR VOTE WILL NOT BE COUNTED.

                 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT.

On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio signed an order that establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Third Amended Consolidated Plan of Reorganization in these chapter 11 cases (the "Plan"). The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

                                                                          20B-TX

ITEM 1. AMOUNT OF HOUSTON IRBs

As of the date hereof, the undersigned is the registered record holder or the beneficial owner of Houston IRBs in the following principal amount:
      $
If your Houston IRBs are held by a bank or broker on your behalf, or if you have deposited your Houston IRBs with a Depositary and you do not know the amount, please contact your bank, broker, or Depositary immediately.

     (TO BE COMPLETED ONLY IF HOUSTON IRBs ARE HELD IN BEARER FORM.) List the certificate numbers of the Houston IRBs owned by the undersigned beneficial owner as of the date hereof:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2. YOUR VOTE ON THE PLAN.

You, as the beneficial owner of the Houston IRBs described in Item 1, vote on the Plan as follows (please check one box only):

     [ ]  ACCEPT

     [ ]  REJECT

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. THE VOTING DEADLINE IS 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

                                                                          20B-TX

ITEM 3. CERTIFICATION BY BENEFICIAL OWNER OF NO OTHER BALLOTS.

By completing and returning this Ballot, you, as beneficial owner of the Houston IRBs listed in Item 1, certify that you have not submitted any other ballots relating to Class 20 under the Plan except as specified in the following table:

 ________________________________________________________________________________________________________________
|                              |                     |  ACCOUNT NUMBERS |                   |    NUMBER OF OTHER |
|     DESCRIPTION OF DEBT      |  NAMES OF HOLDERS** |  (IF APPLICABLE) |  PRINCIPAL AMOUNT |  BALLOTS SUBMITTED |
|______________________________|_____________________|__________________|___________________|____________________|
|                              |                     |                  |                   |                    |
| 9.5% SINKING FUND DEBENTURES |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| HENRY COUNTY DEVELOPMENT     |                     |                  |                   |                    |
| AUTHORITY IDRBs (SERIES      |                     |                  |                   |                    |
| 1981)                        |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| PORT DEVELOPMENT CORPORATION |                     |                  |                   |                    |
| IDRBs (SERIES 1980)          |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| MANSFIELD, OHIO IDRBs        |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|
| OTHER UNSECURED              |                     |                  |                   |                    |
| CLAIMS                       |                     |                  |                   |                    |
|                              |                     |                  |                   |                    |
|______________________________|_____________________|__________________|___________________|____________________|

** Insert your name if the debt instrument is held by you in record name or, if held in street name, insert the name of your broker or bank (or agent thereof).

                                                                          20B-TX

ITEM 4. CERTIFICATION BY BENEFICIAL OWNER OF RECEIPT OF DISCLOSURE STATEMENT.

By completing and returning this Ballot, you, as the beneficial owner of the Houston IRBs described in Item 1, certify that you have been provided with a copy of the Disclosure Statement and the exhibits thereto.

ITEM 5. CERTIFICATION BY BENEFICIAL OWNER OF AUTHORITY TO EXECUTE BALLOT.

By completing and returning this Ballot, you certify that you have full power and authority to vote to accept or reject the Plan and that either (i) if your Houston IRBs are held in registered form, you are the beneficial owner of the Houston IRBs described in Item 1 as of the Voting Record Date, or (ii) if your Houston IRBs are held in bearer form, you are the beneficial owner of the Houston IRBs as of the date hereof.

  IF YOUR HOUSTON IRBs ARE
  IN BEARER FORM, THE
  ATTACHED CERTIFICATION BY
  DEPOSITARY MUST BE
  COMPLETED UNLESS YOU ARE
  RETURNING THIS BALLOT TO
  YOUR DEPOSITARY

NAME OF CREDITOR:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________


                         PLEASE CALL HILL AND KNOWLTON,
                  AT (212) 885-0555, IF YOU HAVE ANY QUESTIONS
             ABOUT THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                                                                          20B-TX

                          CERTIFICATION BY DEPOSITARY
                  (FOR HOUSTON IRBs HELD IN BEARER FORM ONLY)
THIS MUST BE COMPLETED UNLESS YOU ARE RETURNING THIS BALLOT TO YOUR DEPOSITARY.

                     CHECK BOX THAT APPLIES (ONE BOX ONLY)
                     -------------------------------------

COMPLETE AND CHECK BOX IF THE HOUSTON IRBS ARE NOT ON DEPOSIT WITH A DEPOSITARY:

[ ] The undersigned certifies that, on the date set forth below, the beneficial owner listed on this Ballot presented to the undersigned the original Houston IRBs bearing the certificate numbers set forth in Item 1 of this Ballot.

COMPLETE AND CHECK ONE OF THE FOLLOWING BOXES IF THE HOUSTON IRBS ARE ON DEPOSIT WITH A DEPOSITARY:

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Houston IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner listed on this Ballot.

[ ] The undersigned certifies that, as of the date set forth below, the undersigned held original Houston IRBs bearing the certificate numbers set forth in Item 1 of this Ballot on behalf of the beneficial owner that
    maintains an account, numbered                                    , with the
    undersigned and that such securities have been "blocked" (viz., prevented from being withdrawn, moved, or used for any purpose, other than allowing the beneficial owner to vote on the Plan) until after entry of the order confirming the Plan.

NAME OF DEPOSITARY:

______________________________________________________________________________
                               (Print or Type)

By: __________________________________________________________________________
                          (Signature of Depositary)

Print Name of
Signatory: ___________________________________________________________________

Title: _______________________________________________________________________
                                (If Appropriate)

Street Address: ______________________________________________________________

______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  __________________________________________________

______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:_______________________________________________________________

                                                                          20B-TX

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 20
BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

                       IF THIS BALLOT IS NOT RECEIVED BY
                          THE FEDERATED CLAIMS SERVICE
                      GROUP BY 5:00 P.M. CINCINNATI, OHIO,
                        TIME, ON NOVEMBER 4, 1996, YOUR
                           VOTE WILL NOT BE COUNTED.

      PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS BALLOT. THE UNDERSIGNED, A HOLDER OF A GENERAL UNSECURED CLAIM AGAINST THE DEBTORS, VOTES (CHECK ONE BOX ONLY):

  [ ] to ACCEPT the Plan                [ ] to REJECT the Plan                  [ ]to reduce
                                                                                   its General
                                                                                   Unsecured
                                                                                   Claim
                                                                                   against the
                                                                                   Debtors to
                                                                                   $500 and
                                                                                   be treated
                                                                                   as a
                                                                                   Convenience
                                                                                   Claim in
                                                                                   Class 15 of
                                                                                   the Plan.

By signing this Ballot, the undersigned makes the certifications set forth on the reverse side of this Ballot.

Amount of Your Claim For Voting Purposes Only:

Name of Creditor: ___________________________________________________________
                                (Print or Type)

By:  ________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory:  _________________________________________________________________

Title:  _____________________________________________________________________
                                (If Appropriate)

Street Address:  ____________________________________________________________

_____________________________________________________________________________
                          City, State, and Zip Code

Telephone Number: (______)  _________________________________________________

_____________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:  ____________________________________________________________

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Ballot. Return this Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail:
P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If your Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, it will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

BY SIGNING THIS BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I understand that, if this Ballot is validly executed and returned without checking a box to ACCEPT or REJECT, this Ballot will be counted as a vote to ACCEPT the Plan."

- "I have the full power and authority to vote to accept or reject the Plan on behalf of the claimant listed on the reverse side."

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. TO HAVE YOUR VOTE COUNT YOU MUST COMPLETE AND RETURN THIS BALLOT BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

     CONVENIENCE CLASS ELECTION. Each holder of a General Unsecured Claim may elect to reduce its General Unsecured Claim to $500.00 and receive $500.00 in cash in full satisfaction of its General Unsecured Claim by marking the Convenience Class election box on the reverse side and signing and dating this Ballot. Because holders of General Unsecured Claims who make the Convenience Class election are deemed to have accepted the Plan, you should not mark any other box if you mark the Convenience Class election box.

     This Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 17
MASTER BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

 IF THIS MASTER BALLOT IS NOT RECEIVED BY THE FEDERATED CLAIMS SERVICE GROUP BY 5:00 P.M. CINCINNATI, OHIO, TIME, ON NOVEMBER 4, 1996, YOUR CLIENTS' VOTES WILL
                                NOT BE COUNTED.

  PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS MASTER BALLOT. The undersigned votes (check only one of four boxes):

 [ ] All Claimants       [ ] All Claimants           [ ] All Claimants           [ ] All Claimants
     listed on the           listed on the Exhibit       listed on the Exhibit       listed on the Exhibit
     Exhibit                 accompanying this           accompanying this           accompanying this
     accompanying this       ballot REJECT the           ballot ACCEPT the           ballot REJECT the
     ballot ACCEPT the       Plan                        Plan, EXCEPT as             Plan, EXCEPT as
     Plan                                                marked on such              marked on such
                                                         Exhibit                     Exhibit

By signing this Master Ballot, the undersigned makes the certifications set forth on the reverse side of this Master Ballot.

--------------------------------------------
(Print or Type Name of Attorney)

--------------------------------------------
(Signature)

--------------------------------------------
(Law Firm Name)

--------------------------------------------
(Street Address)

--------------------------------------------
(City, State, and Zip Code)

--------------------------------------------

The amount of each Claimant's claim for voting purposes only is $1.00

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Master Ballot. Return this Master Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail: P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If this Master Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, your clients' votes will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot. SECTION 3(a)(c)(iii) OF THE VOTING PROCEDURES SETS FORTH THE PROCEDURES FOR MASTER BALLOTS, SUCH AS THIS ONE, THAT ARE SIGNED BY ATTORNEYS FOR HOLDERS OF PRIMARY ASBESTOS PERSONAL INJURY CLAIMS (EACH, A "CLAIMANT"). PLEASE READ AND FOLLOW SUCH PROCEDURES CAREFULLY.

BY SIGNING THIS MASTER BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I have the full power and authority to vote to accept or reject the Plan on behalf of each of the Claimants listed on the Exhibit accompanying this Master Ballot except as otherwise noted on such Exhibit by the striking of the name of such Claimant."

- "I acknowledge that I am obligated to furnish the Federated Claims Service Group, within ten (10) business days after the receipt of this Master Ballot and the Disclosure Statement, with the names and addresses of all Claimants whose names I have stricken pursuant to the foregoing certification and pursuant to section 3(c)(iii)(2) of the Voting Procedures."

     RETURN OF EXHIBIT. The entire Exhibit accompanying this Master Ballot must be returned with this Ballot if (i) any Claimant wishes to make the Discounted Payment Election provided in section 3.2.17(3) of the Plan, in which case please note each such election on the Exhibit accompanying this Master Ballot, or (ii) any names are stricken on this Master Ballot, or (iii) any exceptions to the vote are noted on the Exhibit.

     This Master Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 19
BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

  IF THIS BALLOT IS NOT RECEIVED BY THE FEDERATED CLAIMS SERVICE GROUP BY 5:00 P.M. CINCINNATI, OHIO, TIME, ON NOVEMBER 4, 1996, YOUR VOTE WILL NOT BE COUNTED.

      PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS BALLOT.
The undersigned, a holder of an Environmental Claim against the Debtors, votes (check one box only):

  [ ] to ACCEPT the Plan                [ ] to REJECT the Plan

By signing this Ballot, the undersigned makes the certifications set forth on the reverse side of this Ballot.

Amount of Your Claim For Voting Purposes Only:

Name of Creditor: ___________________________________________________________
                                (Print or Type)

By:  ________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory:  _________________________________________________________________

Title:  _____________________________________________________________________
                                (If Appropriate)

Street Address:  ____________________________________________________________

_____________________________________________________________________________
                          City, State, and Zip Code

Telephone Number: (______)  _________________________________________________

_____________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:  ____________________________________________________________

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Ballot. Return this Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail:
P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If your Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, it will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

BY SIGNING THIS BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I understand that, if this Ballot is validly executed and returned without checking a box to ACCEPT or REJECT, this Ballot will be counted as a vote to ACCEPT the Plan."

- "I have the full power and authority to vote to accept or reject the Plan on behalf of the claimant listed on the reverse side."

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. TO HAVE YOUR VOTE COUNT YOU MUST COMPLETE AND RETURN THIS BALLOT BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

     This Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 17
BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

  IF THIS BALLOT IS NOT RECEIVED BY THE FEDERATED CLAIMS SERVICE GROUP BY 5:00 P.M. CINCINNATI, OHIO, TIME, ON NOVEMBER 4, 1996, YOUR VOTE WILL NOT BE COUNTED.

      PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS BALLOT. The undersigned, a holder of an Asbestos Personal Injury Claim against the Debtors, votes (check one box only):

  [ ] to ACCEPT the Plan                [ ] to REJECT the Plan


DISCOUNTED PAYMENT ELECTION:
  [ ] By checking this box, the undersigned elects to have his or her Asbestos Personal Injury Claim processed and paid pursuant to the discounted payment procedure set forth in the Asbestos and Lead PI Trust Agreement and the claim resolution procedures adopted pursuant thereto.

By signing this Ballot, the undersigned makes the certifications set forth on the reverse side of this Ballot.

Pursuant to an order of the Bankruptcy Court, the amount of your Asbestos Personal Injury Claim, for voting purposes only, is $1.00.

Name of Creditor: __________________________________________________________
                                (Print or Type)

By: ________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: _________________________________________________________________

Title: _____________________________________________________________________
                                (If Appropriate)

Street Address: ____________________________________________________________

____________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  ________________________________________________

____________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed: ____________________________________________________________

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Ballot. Return this Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail:
P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If this Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, it will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

BY SIGNING THIS BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I understand that, if this Ballot is validly executed and returned without checking a box to ACCEPT or REJECT, this Ballot will be counted as a vote to ACCEPT the Plan"

- "I have the full power and authority to vote to accept or reject the Plan on behalf of the claimant listed on the reverse side."

     This Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 17
BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

  IF THIS BALLOT IS NOT RECEIVED BY THE FEDERATED CLAIMS SERVICE GROUP BY 5:00 P.M. CINCINNATI, OHIO, TIME, ON NOVEMBER 4, 1996 YOUR VOTE WILL NOT BE COUNTED.

      PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS BALLOT.
The undersigned, a holder of a Lead Personal Injury Claim against the Debtors, votes (check one box only):

  [ ] to ACCEPT the Plan                [ ] to REJECT the Plan

By signing this Ballot, the undersigned makes the certifications set forth on the reverse side of this Ballot.

Pursuant to an order of the Bankruptcy Court, the amount of your Lead Personal Injury Claim, for voting purposes only, is $1.00.

Name of Creditor: _____________________________________________________________
                                (Print or Type)

By: ___________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: ____________________________________________________________________

Title: ________________________________________________________________________
                                (If Appropriate)

Street Address: _______________________________________________________________

_______________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  ___________________________________________________

_______________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed: _______________________________________________________________

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Ballot. Return this Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail:
P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If this Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, it will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

BY SIGNING THIS BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I understand that, if this Ballot is validly executed and returned without checking a box to ACCEPT or REJECT, this Ballot will be counted as a vote to ACCEPT the Plan"

- "I have the full power and authority to vote to accept or reject the Plan on behalf of the claimant listed on the reverse side."

     This Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re
EAGLE-PICHER INDUSTRIES, INC., et al.,
                                     Debtors.
CONSOLIDATED CASE NO. 1-91-00100
Chapter 11 -- Judge Perlman

                                                                        CLASS 21
BALLOT FOR ACCEPTING OR REJECTING THE THIRD AMENDED
CONSOLIDATED PLAN OF REORGANIZATION DATED AUGUST 28, 1996

                       IF THIS BALLOT IS NOT RECEIVED BY
                          THE FEDERATED CLAIMS SERVICE
                      GROUP BY 5:00 P.M. CINCINNATI, OHIO,
                        TIME, ON NOVEMBER 4, 1996, YOUR
                           VOTE WILL NOT BE COUNTED.

      PLEASE READ BOTH SIDES OF THIS BALLOT BEFORE COMPLETING THIS BALLOT. The undersigned, a holder of a Specified Treatment Claim against the Debtors, votes (check one box only):

  [ ] to ACCEPT the Plan                [ ] to REJECT the Plan

By signing this Ballot, the undersigned makes the certifications set forth on the reverse side of this Ballot.

Amount of Your Claim For Voting Purposes Only:

Name of Creditor: ___________________________________________________________
                                (Print or Type)

By: _________________________________________________________________________
                  (Signature of Creditor or Authorized Agent)

Print Name of
Signatory: __________________________________________________________________

Title: ______________________________________________________________________
                                (If Appropriate)

Street Address: _____________________________________________________________

_____________________________________________________________________________
                           City, State, and Zip Code

Telephone Number: (______)  _________________________________________________

_____________________________________________________________________________
               Social Security or Federal Tax I.D. No. (Optional)

Date Completed:  ____________________________________________________________

            PLEASE READ THE FOLLOWING BEFORE COMPLETING YOUR BALLOT

     Please complete, sign, and date this Ballot. Return this Ballot to the Federated Claims Service Group in the enclosed, pre-addressed envelope (by mail:
P.O. Box 8041, Mason, Ohio 45040; by hand delivery or overnight courier: 9111 Duke Blvd., Mason, Ohio 45040). If your Ballot is not RECEIVED by 5:00 p.m., Cincinnati, Ohio, time on November 4, 1996, it will not be counted.

     On July 23, 1996, the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") signed an order, which establishes certain procedures (the "Voting Procedures") for the solicitation and tabulation of votes to accept or reject the Plan. The Voting Procedures are annexed as Exhibit "D" to the Disclosure Statement, dated August 28, 1996 (the "Disclosure Statement"), which accompanies this Ballot.

BY SIGNING THIS BALLOT, YOU MAKE THE FOLLOWING CERTIFICATIONS:

- "I have been provided with a copy of the Disclosure Statement and the exhibits thereto."

- "I understand that, if this Ballot is validly executed and returned without checking a box to ACCEPT or REJECT, this Ballot will be counted as a vote to ACCEPT the Plan."

- "I have the full power and authority to vote to accept or reject the Plan on behalf of the claimant listed on the reverse side."

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the Plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if the Bankruptcy Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of Section 1129(b) of the Code. TO HAVE YOUR VOTE COUNT YOU MUST COMPLETE AND RETURN THIS BALLOT BY 5:00 P.M., CINCINNATI, OHIO, TIME ON NOVEMBER 4, 1996.

     This Ballot is for voting purposes only and does not constitute and shall not be deemed a proof of claim or interest or an admission by the Debtors of the validity of a claim or interest.

                    PLEASE CALL HILL AND KNOWLTON, INC., AT
                (212) 885-0555, IF YOU HAVE ANY QUESTIONS ABOUT
                THIS BALLOT, THE VOTING PROCEDURES, OR THE PLAN